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                                                                    EXHIBIT 99.2

                               LMI AEROSPACE, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of LMI Aerospace, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. Dickinson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Lawrence E. Dickinson
--------------------------------------
Lawrence E. Dickinson
Chief Financial Officer and Secretary

April 15, 2003



                  This certification is made solely for purposes of 18 U.S.C.
                  Section 1350, and not for any other purpose.